Results	6 Months Ended
Jun. 30, 2020
Results
Results

Results

We realized a net loss of €165.6 million for the first six months of 2020, compared to a net loss of €95.9 million in the first six months of 2019.

We reported an operating loss amounting to €130.8 million for the first six months of 2020, compared to an operating loss of €97.6 million for the first six months of 2019.

Our R&D expenditure in the first six months of 2020 amounted to €265.9 million, compared to €177.6 million in the first six months of 2019. This planned increase was mainly due to an increase of €42.7 million in subcontracting costs primarily related to our filgotinib program, our Toledo program and other clinical programs. Furthermore, personnel costs increased by €35.4 million explained by a planned headcount increase and increased cost of the subscription right plans.

The cost increase for filgotinib for the first six months of 2020 compared to the same period in 2019, was mainly due to the increased cost share from 20/80 to 50/50 on the global development activities effective as from the closing of our collaboration agreement with Gilead on August 23, 2019. As from this date, we also started to share the development costs equally with Gilead for ziritaxestat (GLPG1690), while those costs were carried fully by us before, which is the main driver of the decrease in our costs for this program.

The table below summarizes our R&D expenditure for the six months ended June 30, 2020 and 2019, broken down by program.

	Six months ended June 30,
	2020	2019
	(Euro, in thousands)
Filgotinib program	€(65,541)	€(30,406)
Ziritaxestat program	(29,790)	(41,668)
OA program on GLPG1972	(12,499)	(9,733)
Toledo program	(37,557)	(11,869)
AtD program on MOR106	(9,518)	(12,460)
CF program	(176)	(1,793)
Other programs	(110,797)	(69,638)
Total R&D expenditure	€(265,877)	€(177,567)

Our G&A and S&M expenses were €89.5 million in the first six months of 2020, compared to €28.6 million in the first six months of 2019. This increase mainly resulted from higher personnel costs for €31.3 million due to a planned headcount increase and higher costs for subscription right plans, and increased costs from the preparation of the commercial launch of filgotinib in Europe.

We reported a non-cash fair value loss from the re-measurement of initial warrant B issued to Gilead, amounting to €21.1 million, mainly due to the increased implied volatility of the Galapagos share price.

Net other financial loss in the first six months of 2020 amounted to €13.0 million, compared to net other financial income of €1.8 million in the first six months of 2019, which was primarily attributable to negative changes in (fair) value of current financial investments of €12.5 million. The increase in financial expenses was further explained by the effect of discounting long term deferred income for €8.7 million, offset by net currency gains and interest income.